Registration No. 2-95077
-----------------------------------------------------------------------

                                     SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549
                                                              FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
     Post-Effective Amendment No.   12

                                 and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X
            Amendment No.    13


                             Pinnacle Fund
         ----------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)


36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204
----------------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


Registrant's Telephone Number, including Area Code

                        317/633-4080


          Thomas F. Maurath, 36 South Pennsylvania Street
               Suite 610, Indianapolis, Indiana 46204
          ---------------------------------------------------
                (Name and Address of Agent for Service)


It is proposed that this filing shall become effective:

 X  immediately upon filing pursuant to paragraph (b) of Rule 485

              -------------------------------------------

     The Registrant has registered an indefinite number of its shares of beneficial interest and the Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 27, 1997.

             --------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------


                            PINNACLE FUND

             Cross Reference Sheet Pursuant to Rule 481(a)
           -------------------------------------------------

Item in Part A
of Form N-1A                  Heading Or Location in Prospectus

Item 1 . . . . . . . . . . . . . .     Cover Page

Item 2 . . . . . . . . . . . . . .     "Consolidated Expense Data"

Item 3 . . . . . . . . . . . . . .     "Financial Highlights"

Item 4 . . . . . . . . . . . . . .     "What is the Fund", "What are the Fund's
                                       Investment Objectives and Policies:", and
                                       "GENERAL INFORMATION -The Fund"

Item 5 . . . . . . . . . . . . . .     "Who Manages the Fund?"

Item 5A. . . . . . . . . . . . . .     "1996 Review" and "Fund Performance
                                        Graph"

Item 6 . . . . . . . . . . . . . .     "How Will the Fund and its
                                        Shareholders Be Taxed?", and "GENERAL
                                        INFORMATION - Description of the
                                        Shares, Shareholder Inquiries"

Item 7 . . . . . . . . . . . . . .     "How to Buy Fund Shares", and "How is Net
                                        Asset Value Determined?"

Item 8 . . . . . . . . . . . . . .     "How to Redeem Fund Shares"

Item 9 . . . . . . . . . . . . . .     (Not Applicable)


Item in Part                           Heading or Location in
of Form N-1A                           Statement of Additional Information

Item 10  . . . . . . . . . . . . .     Cover page

Item 11  . . . . . . . . . . . . .     Statement of Additional Information Table
                                       of Contents

Item 12  . . . . . . . . . . . . .     "General Information"

Item 13  . . . . . . . . . . . . .     "Investment Objectives and Policies"

Item 14  . . . . . . . . . . . . .     "Management of the Fund"

Item 15  . . . . . . . . . . . . .     "Principal Shareholders"

Item 16  . . . . . . . . . . . . .     "Investment Advisory and Other Services"

Item 17  . . . . . . . . . . . . .     "Brokerage"

Item 18  . . . . . . . . . . . . .     (Not Applicable)

Item 19  . . . . . . . . . . . . .     "Purchase and Redemption of Fund Shares";
                                       "Transfer of Fund Shares"; and
                                       "Determination of Net Asset Value"

Item 20  . . . . . . . . . . . . .     "Tax Status"

Item 21  . . . . . . . . . . . . .     (Not Applicable)

Item 22  . . . . . . . . . . . . .     (Not Applicable)

Item 23  . . . . . . . . . . . . .     Independent Auditor's Report and
                                       Financial Statements and Notes Thereto



                               PART A

                  INFORMATION REQUIRED IN PROSPECTUS


PROSPECTUS                                               April 16, 1997



                            PINNACLE FUND

                        Indianapolis, Indiana



Pinnacle Fund (the "Fund") is a no-load, open-end, diversified investment company seeking long-term capital growth by investing primarily in common stocks.

You may buy or redeem shares of beneficial interest in the Fund at net asset value without any sales charge, commission or redemption fee. The minimum initial investment is $1,000 and the minimum amount which may be added to an account is $100.

This prospectus contains information you should know before investing in the Fund. Please read it and retain it for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission and contains further information about the Fund. You may obtain a copy without charge by writing the Fund at 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204. The Statement of Additional Information is dated the same date as this prospectus and is incorporated herein by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.


                           TABLE OF CONTENTS

                                                                   Page

CONSOLIDATED EXPENSE DATA. . . . . . . . . . . . . . . . . . . . . . .1

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . .2

1996 REVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

QUESTIONS AND ANSWERS ABOUT THE FUND . . . . . . . . . . . . . . . . .4
         What is the Fund? . . . . . . . . . . . . . . . . . . . . . .4
         What are the Fund's Investment Objectives and Policies? . . .4
         Who Manages the Fund? . . . . . . . . . . . . . . . . . . . .5
         How to Buy Fund Shares. . . . . . . . . . . . . . . . . . . .6
         Automatic Investment Plan . . . . . . . . . . . . . . . . . .7
         How to Redeem Fund Shares . . . . . . . . . . . . . . . . . .7
         How Is Net Asset Value Determined?. . . . . . . . . . . . . .8
         How Will the Fund and its Shareholders be Taxed?. . . . . . .9

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .9
         The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .9
         Description of the Shares . . . . . . . . . . . . . . . . . 10
         Reports to Shareholders . . . . . . . . . . . . . . . . . . 10
         Retirement Plans. . . . . . . . . . . . . . . . . . . . . . 10
         Shareholder Inquiries . . . . . . . . . . . . . . . . . . . 11
         Custodian, Transfer and Disbursing Agent. . . . . . . . . . 11

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . 11

FUND PERFORMANCE GRAPH . . . . . . . . . . . . . . . . . . . . . . . 12


                      CONSOLIDATED EXPENSE DATA

  The following table sets forth certain information regarding the operating expenses incurred by the Fund in 1996.

       Management Fees*. . . . . . . . . . . . . . . . . . . . . . .80%
       Other Expenses* . . . . . . . . . . . . . . . . . . . . . . .36%
       Total Fund Operating Expenses*. . . . . . . . . . . . . . .1.16%

*Expressed as a percentage of average net assets.


Example                         1 Year     3 Years   5 Years  10 Years

You would pay the
following expenses on
a $1,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                         $11.82    $36.35    $63.83     $140.90


This Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

    The table set forth above is intended to assist you in understanding the various expenses which the Shareholders of the Fund will directly or indirectly bear. The Advisor has agreed to reimburse the Fund to the extent the Fund's total operating expenses exceed 2% of its net assets. See "Who Manages the Fund? above for an explanation of the investment advisory agreement between the Fund and the Advisor.


                                       FINANCIAL HIGHLIGHTS

The following table reflects the results of the Fund's operations for a Share of the Fund outstanding January 1, 1987 through December 31, 1996.  The data in the table have been derived from, and should only be read in conjunction with, the
Fund's financial statements, which for 1996 have been examined by Geo. S. Olive & Co. LLC, certified public accountants, and are included in the Statement of Additional Information.  For further information regarding the Fund's performance, see
"Fund Performance Graph."

                               Per Share Income and Capital Changes
                          (for a Share outstanding from January 1, 1987
                                    through December 31, 1996)
                  (Adjusted for 2-for-1 share split effective September 8, 1989)

                                     Year Ended December 31,
                                 1996      1995      1994     1993     1992      1991      1990      1989      1988       1987

Selected data for each share
outstanding throughout the
period is as follows:

Net asset value, beginning of
period                          $22.47    $18.83    $21.15    $21.83   $22.14    $16.87    $18.23    $14.53    $14.02     $12.85
                                -------    ------    ------   ------   ------    ------    ------    ------    ------     ------

Income from Investment
Operations

 Net investment income             .05        .11       .09      .10      .13       .25       .36       .25       .22        .18

 Net gains or losses on
 securities (both realized
 and unrealized)                  5.04       6.54      (.34)     .62     (.29)     6.48      (.94)     4.25       .74       1.78

Total from investment
   operations                     5.09       6.65      (.25)     .72     (.16)     6.73      (.58)     4.50       .96       1.96

Dividends (from net
  investment income)              (.05)      (.11)     (.09)    (.10)    (.13)     (.25)     (.35)     (.25)     (.22)      (.23)


Distributions (from
  capital gains)                  3.55      (2.90)    (1.98)   (1.30)    (.02)    (1.21)     (.43)     (.55)     (.23)      (.56)

Net Asset Value, End of
  Period                        $23.96     $22.47    $18.83   $21.15   $21.83    $22.14    $16.87    $18.23    $14.53     $14.02

Total Return                     22.5%      35.4%     (1.1%)    3.3%    (0.7%)    39.9%     (3.1%)    3l.0%      6.7%      15.2%
Ratios/Supplemental Data
(in thousands)

Net assets, end of period      $16,491     $14,673    $13,014  $15,135  $14,721  $12,116   $7,338    $6,337    $4,656     $3,308
                               =======     =======    =======  =======  =======  =======   ======    ======    ======     ======

Ratio of expenses to
  average net assets              1.16%      1.14%     1.15%     1.17%   1.18%     1.27%     1.40%     1.50%     1.54%      1.63%
                                =======     ======    ======    ======   ======   =======   =======   ========
 Ratio of net income to
average net assets                 .18%       .44%      .41%      .46%    .67%     1.33%     2.05%     1.52%     1.61%      1.34%
                                =======    =======    =======   =======  ======   ======    =======   =======    ======     =====

 Portfolio turnover rate         44.07%     68.48%    91.01%    85.35%  33.26%    55.00%    53.15%    44.93%    43.16%     86.06%
                                ======      =======   =======  =======  =======   ======    =======   ======    =======    ======

Average commission rate paid   $   .0606     $.0590
                                ========   ========

See notes to financial statements.

                             1996 REVIEW

  The Pinnacle Fund had another excellent year rising 22.5% in 1996. The Fund's return easily out paced the nation's inflation rate of 3.3% and exceeded the 19.5% gain for the average stock mutual fund as reported by Lipper Analytical.

  The strong performance was due, in part, to the returns of several stocks that had significant gains during the year. High on the list were Microsoft (+88%), Cardinal Health (+60%), and Monsanto (+59%).
Just as important to the Fund was maintaining a moderate risk level. Many smaller, more volatile stocks performed very poorly during the summer and did not recover by year end. The Fund continues to invest in high quality companies with established market positions and strong earnings growth. These types of companies performed well during this uncertain market environment.


                QUESTIONS AND ANSWERS ABOUT THE FUND

What is the Fund?

  Pinnacle Fund is a diversified, open-end management investment company or "mutual fund" organized as a business trust under the laws of the State of Indiana. A mutual fund allows you to pool your money with that of other investors in order to obtain professional management of your investments. A diversified mutual fund also makes it possible for you to obtain greater diversification of your investments than you might otherwise be able to accomplish alone and to simplify your investment recordkeeping.

  The Fund charges no sales commissions when you purchase or redeem its shares of beneficial interest (the "Shares") and, therefore, is called a "no-load" fund. The Fund is called "open-end" because it continuously sells and redeems its Shares. The Fund is "diversified" because it invests in securities of a number of issuers. The Fund's investments are managed by Heartland Capital Management, Inc., of Indianapolis, Indiana (the "Advisor").


What are the Fund's Investment Objectives and Policies?

  The Fund's investment objective is long-term capital appreciation.
To achieve this objective, the Fund will invest primarily in common stocks which, in the opinion of the Advisor, offer opportunities for long-term capital appreciation. However, during periods when market or economic conditions dictate a temporary defensive position, the Fund may invest in the following money market and fixed income investments: U.S. Treasury bills, notes and bonds; U.S. agency securities; commercial paper rated Prime-1 by Moody's Investors Services, Inc. and repurchase agreements which are fully collateralized by a U.S. Treasury or agency security. Subject to the investment restrictions discussed below, the Fund may invest in common stocks and securities convertible into common stock, such as convertible debentures and convertible preferred stock, and may invest in exchange-listed or over-the-counter securities, in small or large companies, and in well-established or unseasoned companies.

  No investment is suitable for all investors and all investments involve some degree of risk. The Fund is not intended to be a current income producing investment and will not purchase securities with a view toward short-term profits. Although the Fund's turnover rate cannot be predicted, it is not expected to exceed 100%. Accordingly, the Fund is suitable for investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital growth through investments in common stocks and other equity-type securities as discussed above. In addition, investment risks will be increased to the extent the Fund invests in small or unseasoned companies, whose securities tend to be more thinly traded and subject to more abrupt or erratic price movements than larger, well-established companies.

  The Fund may not, without the approval of holders of a majority of its
Shares: (1) invest more than 5% of its total net assets in securities of companies having a record of less than three years of continuous operations (including the record of any predecessor); (2) borrow money, except for temporary borrowings for emergency or extraordinary purposes (but not for the purchase of investments) which shall not in any event exceed 5% of the lower of cost or market value of the Fund's total net assets; (3) pledge or mortgage its assets, except for temporary or emergency purposes not to exceed 10% of the Fund's total net assets; and
(4) enter into repurchase agreements if, as a result, more than 5% of the Fund's total net assets at the time of the transaction would be subject to repurchase agreements maturing in more than seven days. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

Who Manages the Fund?

  Under an investment advisory agreement with the Fund, the Advisor, Heartland Capital Management, Inc., 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204 provides the Fund continuous investment and management services, subject to the control and direction of the trustees of the Fund. The Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate of 8/10 of 1% of the Fund's average daily net assets. This fee is higher than that paid by most investment companies.

  Pursuant to the investment advisory agreement, the Advisor, at its own expense and without any reimbursement from the Fund, furnishes office space, facilities and equipment; executive, administrative and clerical personnel; and bears all sales and promotional expenses of the Fund.
The Fund will pay all of its operating expenses, including without limitation the Advisor's fee, the costs of preparing and printing its registration statement required by the Securities Act of 1933 and the Investment Company Act of 1940, shareholder servicing costs, directors' fees and expenses, legal, accounting and auditing fees, custodian fees and expenses, taxes and registration fees.


  The Advisor, a registered investment advisor, also acts as investment advisor for institutional and individual portfolios with assets of approximately $738 million.


  The employees of the Advisor who are primarily responsible for the day-to-day management of the Fund's portfolio are: Mr. Barry F. Ebert, President of the Advisor; Mr. Robert D. Markley, Vice President of the Advisor; and Mr. Thomas F. Maurath, an employee of the Advisor. Each of Messrs. Ebert, Markley and Maurath has been primarily responsible for the Fund since the inception of the Fund on March 6, 1985, and has held his present position with the Advisor for more than five years.

How to Buy Fund Shares

  Shares of the Fund may be purchased at the net asset value next determined after the receipt of an order. (See "How is Net Asset Value Determined".) There is no sales charge or front-end fees of any kind. As set by the trustees of the Fund, the minimum initial investment in the Fund is $1,000 and subsequent purchases must be at least $100.


  To make an initial purchase of Shares, please complete and sign the Application at the back of this prospectus and mail it to the Pinnacle Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee, Wisconsin 53202 together with a check made payable to Pinnacle Fund. You may then make subsequent investments by check accompanied by either the order stubs attached to any Fund confirmation you receive, or a brief note indicating the amount of the purchase, your account number and the name in which your account is registered. Your check must be collectible at full face value and must be drawn in U.S. dollars on a U.S. bank. There is a $10.00 fee for processing uncollectible funds. Subsequent investments may be made by wire transfer by following the instructions set forth on the Application. Investors should always call Firstar Trust Company at (414) 765-4124 before wiring funds. There is a fee of $12.00 for wired funds.


  The Fund will not issue any certificates evidencing Shares unless you specifically request them in writing and will not mail you a certificate for Shares purchased by check until 30 days after the date of purchase. The Fund also will not issue a certificate for a fractional Share.

All purchase orders are subject to acceptance or rejection by authorized officers of the Fund in Indianapolis, Indiana and entry of the order on the Fund's record of Shareholder accounts and are not binding until accepted and entered. Once your purchase order has been accepted by the Fund you may not cancel or revoke it, although you may redeem the Shares at any time. The Fund reserves the right to reject any purchase order that it determines is not in its or its Shareholders' best interests. The Fund also reserves the right to waive or lower the investment minimums for any reason.

Automatic Investment Plan

  An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment plan, shareholders may automatically make purchases of shares of the Fund on a regular convenient basis ($50 minimum). Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of Shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automatic Clearing House. No service fee is charged to shareholders for participating in the Automatic Investment Plan. Shares purchased through the Automatic Investment Plan for an IRA account may not be applied to IRA contributions for a prior year. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan, without notice.


How to Redeem Fund Shares

  The Fund will redeem all or part of your Shares whenever you request. The price at which your Shares will be redeemed is the net asset value per Share next determined after proper redemption instructions are received and is the same as the purchase price of Shares purchased at that time. See "How to Buy Fund Shares". Because the redemption price received depends upon the value of the Fund's investments at the time of redemption, it may be more or less than the price originally paid for the Shares and may result in a realized capital gain or loss. See "How Is Net Asset Value Determined?"

  You should follow these procedures whenever you redeem Shares in the
Fund:

  Send a redemption request to Pinnacle Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee, Wisconsin 53202, specifying the number of Shares or dollar amount to be redeemed, your name, your account number, and the additional requirements listed below that apply to your particular account. (Redemption cannot be accomplished by telephoning or telegraphing the Fund or Firstar.)

    Type of Registration                       Requirements
    --------------------                       -------------

Individual, Joint Tenants,     Letter of instruction signed by all
Sole Proprietorship,           person(s) required to sign for the
Custodial (Uniform Gift to     account exactly as it is registered
Minors Act), General Partners  Signatures on redemption requests, whether or not the shares are
                               represented by certificates, must be
                               guaranteed by a commercial bank, a
                               federally chartered savings and loan
                               association, trust company or a member
                               firm of a national securities exchange,
                               unless the redemption is for shares with an aggregate net asset value of $5,000 or less and the proceeds are to be sent to registered owner(s) at the current address for such owner(s) as reflected on the Fund's records.

Corporations, Associations     Letter of instruction and a corporate
                               resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the trustee(s) with a signature guarantee. (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is required as well.)

    If you had previously requested that certificates be issued to you for your Shares the certificates must either be properly endorsed or accompanied by a stock assignment properly endorsed exactly as the Shares are registered. The signatures on the certificates (or accompanying stock assignment) must be guaranteed by a U.S. commercial bank (not a savings bank or savings and loan association) or trust company or by a member of a recognized stock exchange.

    Shareholders who have an IRA or other retirement plan must indicate on their redemption requests whether or not to withhold federal income tax. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding.

    You may not cancel or revoke your redemption request and the Fund cannot accept redemption requests which specify a particular date for redemption or which contain any special conditions. Please contact the Fund's transfer agent, Firstar Trust Company (telephone number 414-765-4124, TDD (Telecommunication Device for the Deaf) telephone number 800-684-3416), before you redeem if you have any questions.

    The Fund will generally mail payment for Shares redeemed in cash within seven days after it receives proper instructions for redemption. There is no redemption charge of any kind. If you attempt to redeem shares within several days after they have been purchased by check, the Fund may delay payment of the redemption proceeds to you for up to fifteen days until the Fund can verify that payment of the purchase price of those Shares has been (or will be) collected. The Fund reserves the right to require a properly completed application before it makes payment for Shares redeemed.

    The Fund reserves the right to suspend or postpone redemptions during any period when:
(a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

How Is Net Asset Value Determined?

    The net asset value of a Share of the Fund is determined as of the close of trading on the New York Stock Exchange and on any other day in which a significant degree of trading in the Fund's portfolio securities materially affects the net asset value of a Share of the Fund. The net asset value of each Share is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of Shares outstanding. Each security traded on a national stock exchange is valued on the basis of its last sale price on the date of valuation or, if there are no sales that day, at the closing bid quotation. All other securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the trustees of the Fund.

How Will the Fund and its Shareholders be Taxed?

    The Fund intends to distribute to its Shareholders substantially all of its net income and realized capital gains. As a result, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Such qualification generally relieves the Fund of any liability for federal income taxes to the extent its earnings are timely distributed to its Shareholders in accordance with certain provisions of the Internal Revenue Code. Such distributions may either be paid in cash or reinvested in additional Shares at net asset value. Whether received in cash or reinvested in additional Shares, distributed net investment income and net short-term capital gains are taxable as ordinary income to the Shareholder. Such distributions may be eligible in whole or in part for the corporate dividends received deduction, which in this case is generally 70%. Distributed long-term capital gains designated as capital gain dividends are taxable as long-term capital gains to the Shareholder, whether received in cash or reinvested in additional Shares, and regardless of the period of time Shares have been held by the Shareholder. Distributions designated by the Fund as capital gains dividends are not eligible for the dividends received deduction.

    Distributions of the Fund's net investment income will normally be made by the end of January. Capital gains distributions, if any, will ordinarily also be made by the end of January. It is possible that the Fund will declare a dividend in October, November or December payable to Shareholders as of a specified date in such months, and will actually pay the dividend in January of the following year. In that case, Shareholders will be required to report the amount of the dividend as income in the year in which the dividend is declared even though the dividend is not received until the following January. The Fund will inform each Shareholder in writing of the tax status of such distributions. You may choose the manner in which you desire to receive such distributions by checking the appropriate box on the application. Changes in these instructions may be made by writing the Fund and will apply to the next record date.


                         GENERAL INFORMATION

The Fund

    The Fund was established under Indiana law as a business trust by a Declaration of Trust dated December 19, 1984. The Declaration of Trust provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any Shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. with the exceptions stated above, the Declaration of Trust provides that the trustees, officers, and employees are entitled to be indemnified against all liability in connection with the affairs of the Fund.

Description of the Shares

    The Declaration of Trust permits the Trustees to issue an unlimited number of Shares. Each Share represents an equal proportionate beneficial interest in the Fund with each other Share. Upon any liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders. Shares are fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights.

    Shareholders are entitled to one vote for each full Share held and fractional votes for fractional Shares held and are entitled to cast their votes in the election of trustees and on other matters submitted to the vote of Shareholders at annual Shareholders' meetings. Voting rights are not cumulative. The Fund may not change its investment objective or other fundamental policy without the affirmative vote of the holders of a majority of the outstanding voting Shares.

Reports to Shareholders

    Each Shareholder will receive a confirmation statement reflecting each purchase and redemption of Shares which the Shareholder makes as well as periodic statements detailing distributions made by the Fund. In addition, each Shareholder will receive an annual report containing audited financial statements and a semi-annual report containing unaudited financial statements.


Retirement Plans

    The Fund offers an IRA and Rollover IRA plan to provide investors the opportunity for tax sheltered retirement savings. The money you deposit into your IRA with the Fund is invested in Shares of the Fund with all dividends and capital gains distributions automatically reinvested. Purchases and redemptions of Shares of the Fund in IRA accounts are treated as any other account. The initial contribution must be $1,000 or more, but subsequent payments may be as little as $100.

    Firstar Trust Company will serve as Custodian as set forth in the Individual Retirement Custodial Account Agreement (Form 5305A) and the Individual Retirement Account Disclosure Brochure, which sets out all applicable fees. These documents are available by contacting the Fund and should be read carefully. The Fund recommends consultation with an attorney or tax advisor regarding any IRA plan.


Shareholder Inquiries

    Shareholders who wish information concerning the Fund's investments should contact Pinnacle Fund, 36 South Pennsylvania, Suite 610,
Indianapolis, Indiana 46204; telephone number (317) 633-4080.

    Share applications, redemption letters, inquiries, or notifications concerning a Shareholder's account should be directed to the Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee,
Wisconsin 53202; telephone number (414) 765-4124; TDD (Telecommunication Device for the Deaf) telephone number (800) 684-3416.


Custodian, Transfer and Disbursing Agent

    Firstar Trust Company of Milwaukee, Wisconsin, a bank incorporated under the laws of the State of Wisconsin, acts as custodian for the Fund's assets and the transfer and disbursing agent for the Fund.



                       PERFORMANCE INFORMATION

    From time to time the Fund may advertise its total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

                       FUND PERFORMANCE GRAPH

    The graph below compares the performance of the Fund from January 1, 1986 to December 31, 1996 to the performance of the Standard & Poor's 500 Index, the Barra S&P 500 Growth Index and the Consumer Price Index
(CPI).

                   Pinnacle        S&P 500      Barra Growth       CPI
12/31/85           10,000.00      10,000.00      10,000.00      10,000.00
12/31/86           11,742.75      11,850.00      11,450.00      10,070.00
12/31/87           13,532.27      12,466.20      12,194.25      10,523.15
12/31/88           14,444.35      14,560.52      13,651.46      10,986.17
12/31/89           18,918.15      19,147.08      18,620.60      11,480.55
12/31/90           18,323.95      18,534.38      18,657.84      12,180.86
12/31/91           25,629.28      24,205.90      25,816.84      12,521.92
12/31/92           25,443.05      26,069.76      27,123.18      12,885.06
12/31/93           26,285.84      28,650.66      27,554.44      13,232.95
12/31/94           25,993.07      29,023.12      28,409.63      13,590.25
12/31/95           35,195.32      39,790.69      39,240.84      13,943.59
12/31/96           43,079.07      48,942.55      48,658.64      14,403.73



                                                               PINNACLE
                                                                   FUND
                                                             PROSPECTUS


_______________________________________________________________________

Investment Advisor
HEARTLAND CAPITAL MANAGEMENT, INC.
Indianapolis  317/633-4080

Custodian, Transfer Agent and
Disbursing Agent
FIRSTAR TRUST COMPANY
Milwaukee  414/765-4124

Auditors
GEO. S. OLIVE & CO. LLC
Indianapolis

Counsel
SOMMER & BARNARD, PC
Indianapolis





                            PINNACLE FUND

                _______________________________________


                       STATEMENT OF ADDITIONAL
                             INFORMATION

                            April 16, 1997

              ___________________________________________


This Statement of Additional Information is not a prospectus and investors should read the Prospectus dated April 16, 1997 in conjunction with this Statement of Additional Information. Investors may obtain a Prospectus, without charge, from the Fund's main office listed below.

             ____________________________________________













               36 South Pennsylvania Street, Suite 610
                     Indianapolis, Indiana 46204
                            Pinnacle Fund

                 Statement of Additional Information
                          Table of Contents


                                                                   Page

General Information. . . . . . . . . . . . . . . . . . . . . . . . . .1

Investment Objectives and Policies . . . . . . . . . . . . . . . . . .1

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .4

Trustee and Executive Officer Compensation . . . . . . . . . . . . . .5

Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . .6

Investment Advisory and Other Services . . . . . . . . . . . . . . . .7

Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

Purchase and Redemption of Fund Shares . . . . . . . . . . . . . . . .9

Transfer of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . 11

Determination of Net Asset Value . . . . . . . . . . . . . . . . . . 11

Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Calculation of Performance Data. . . . . . . . . . . . . . . . . . . 13

Report of Independent Public Accountants

Financial Statements and Notes Thereto


                          General Information

    Pinnacle Fund (the "Fund") was formed as a business trust under the laws of the State of Indiana on December 19, 1984. The Fund operates as an investment company and does not intend to engage in any other business. The Fund's investments are managed by Heartland Capital Management, Inc., Indianapolis, Indiana (the "Advisor").

    The Fund is designed to provide investors with a diversified professionally managed portfolio. For as little as $1,000, investors may purchase shares of beneficial interest (the "Shares") of the Fund, which invests the Shareholders' pooled monies in securities. The Fund's objective is to provide a long-term growth component to an investor's holdings; it is not intended to be an entire investment program.


                  Investment Objectives and Policies

    As explained in the Prospectus, the investment objective of the Fund is long-term capital appreciation. This objective is a matter of fundamental policy and cannot be changed without the approval of the holders of a majority of its Shares.

    To achieve this objective, the Fund will invest primarily in common stocks which appear to offer opportunities for long-term capital appreciation. However, the Fund may lessen its commitment to common stocks from time to time by adopting a temporary defensive position whenever the Advisor believes stock market risks are high and common stock prices may decline. At such times, the Fund may invest substantial portions of its assets in the following money market and fixed income investments: U.S. Treasury bills, notes, and bonds; U.S. agency securities; commercial paper rated prime-1 by Moody's Investors Services, Inc. and repurchase agreements which are fully collateralized by a U.S. Treasury or agency security. Repurchase agreements may be entered into with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities under which the bank or dealer agrees to repurchase the security from the Fund at an agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such periods. Although the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.

     The Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding Shares:

    1. The Fund will not purchase any security on margin, except such short term credits as are necessary for the clearance of transactions, participate in a joint trading account, sell securities short or act as an underwriter in the distribution of any securities other than Shares in the Fund.

    2. The Fund will not lend money to any person, except that the Fund may purchase a portion of publicly distributed bonds, debentures or other debt securities, prime quality commercial paper, certificates of deposit, or United States Treasury securities.

    3. The Fund will not purchase or sell real estate or interests in real estate or commodities futures; provided, however, that the Fund may purchase publicly traded securities of companies engaged in such activities and investments.

    4. The Fund will not borrow money except for temporary purposes, provided, however, that such temporary borrowings shall not exceed 5% of the lower of cost or market value of the Fund's total net assets, shall only be for emergency or extraordinary purposes and shall not be for the purchase of investment securities.

    5. The Fund will not pledge, mortgage, or hypothecate its assets except for temporary or emergency purposes and then not to an extent greater than 10% of its total net assets at that time.

    6. Securities of other investment companies will not be purchased.

    7. The Fund will not invest for the purpose of exercising control or management of any company or purchase securities of any issuer if, as a result of such purchase, the Trust would hold more than 10% of the voting securities of such issuer or more than 10% of all or any class of securities of such issuer.

    8. Not more than 5% of the total net assets of the Fund, taken at market value, will be invested in the securities of any one issuer, not including U.S. Government securities.

    9. Not more than 25% of the Fund's total net assets will be invested in companies of any one industry or group of related industries.

    10. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or Trustee of the Fund, or any officer, director, shareholder or other affiliated person of the Advisor.

    11. The Fund will not acquire or retain any security issued by a company if one or more officers, directors, shareholders or other affiliated persons of the Advisor beneficially own more than one half of one percent (0.5%) of such company's outstanding stock or other securities, and all the foregoing persons owning more than 1/2 of 1% (0.5%) together own more than 5% of such stock or securities.

    12. The Fund will not purchase securities of any company which together with predecessors has a record of less than three years of continuous operations if such purchase would cause the value of the Fund's investments in all such securities or companies to exceed 5% of the Fund's total net assets.

    13. The Fund will not invest in puts, calls, straddles, spreads or any combination thereof.

    14. The Fund will not invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund is not prohibited from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

    15. The Fund will not purchase securities from or sell securities to any of its officers, Trustees or employees, except with respect to Shares in the Fund.

    16. The Fund will not invest in restricted securities and other securities not readily marketable and will not invest more than 5% of its total assets in repurchase agreements maturing in more than seven days.

    17.     The Fund will not purchase or issue any warrants.

    18. The Fund will not issue any class of securities senior to the Shares. Borrowings in accordance with 4. above is not considered the issuance of senior securities for purposes of this investment restriction.


In addition to the above restrictions, the Fund will not purchase securities with a view to rapid turnover, although it is expected that short-term capital gains may be realized occasionally from the sale of assets held less than six months. Securities will be sold if the Fund's management believes that the potential for capital appreciation has been achieved or is no longer probable or if the risk of a decline in the market price is too great. The Fund's portfolio turnover rate was 68.48% and 44.07% for the fiscal years ended December 31, 1995 and 1996, respectively. Although the Fund's portfolio turnover rate cannot be predicted, it is expected to be less than 100% for the current fiscal year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.


                        Management of the Fund

    The overall operations of the Fund are conducted by the officers under the control and direction of the Trustees. The following table sets forth the pertinent information about the Fund's officers and Trustees:

                             Position(s) Held     Principal Occupation
       Name and Address         With Fund        During Past 5 Years
       -----------------      ---------------   ------------------------
Thomas F. Maurath*       President and    President of the Fund since
36 South Pennsylvania    Trustee          February, 1995; Investment
Suite 610                                 officer With Heartland Capital
Indianapolis, IN 46204                    Management Inc. since
                                          February 1984.  From June
                                          1982 until he joined
                                          Heartland Capital
                                          Management, Inc. in 1984,
                                          Mr. Maurath was an
                                          investment officer at
                                          Merchants Investment
                                          Counseling, Inc.  Prior to
                                          joining Merchants Investment
                                          Counseling, Inc. Mr. Maurath
                                          was engaged in obtaining his
                                          MBA at Indiana University
                                          School of Business.

Barry F. Ebert*          Trustee          President of the Fund from
36 South Pennsylvania                     December, 1984 to February,
Suite 610                                 1995; President and Director
Indianapolis, IN 46204                    of Heartland Capital
                                          Management, Inc., the
                                          Advisor to the Fund, since
                                          January 1984.  For more than
                                          five years prior to forming
                                          Heartland Capital
                                          Management, Inc. on January
                                          26, 1984, Mr. Ebert was
                                          President of Merchants
                                          Investment Counseling, Inc.
                                          where his primary
                                          responsibilities included
                                          investment management.

Robert D. Markley*       Secretary,       Secretary/Treasurer of the
36 South Pennsylvania    Treasurer, and   Fund since December 1984;
Indianapolis, IN 46204   Trustee          Vice President, Secretary/
                                          Treasurer and Director of
                                          Heartland Capital
                                          Management, Inc. since
                                          January 1984.  For more than
                                          five years prior to forming
                                          Heartland Capital
                                          Management, Inc. in January
                                          1984, Mr. Markley was Vice
                                          President of Merchants
                                          Investment Counseling, Inc.,
                                          where his primary
                                          responsibilities included
                                          investment  management.
Leo G. Watson            Trustee          Dr. Watson has engaged in the
3433 S. LaFountain St.                    private practice of ophthal-
Kokomo, IN 46902                          mology in Kokomo, Indiana
                                          for more than five years.
Robert L. Blackburn
1505 National Road
Columbus, IN 47203        Trustee         Mr. Blackburn has been
                                          President of Columbus
                                          Automotive Group, a
                                          Columbus, Indiana automobile
                                          dealership, for more than
                                          five years.

Thomas D. Rush           Trustee          Mr Rush has been President and
12734 Hamilton Crossing Blvd.             CEO of Trinity Homes, Inc.,
Carmel, IN 46032                          an Indiana builder of
                                          single family homes, since
                                          May, 1991.  From 1973 to
                                          1991, Mr. Rush was President
                                          and CEO of the Jonathan
                                          Group, a single family home
                                          builder in Indianapolis.

*   Messrs.  Ebert, Markley and Maurath are "interested persons" in the
    Advisor, as that term is defined in the   Investment Company Act of
    1940. Messrs. Maurath and Markley are the only executive officers of the Fund.

              Trustee and Executive Officer Compensation


Executive officers of the Fund receive no compensation from the Fund. The following table shows the compensation paid to the Fund's trustees in 1996:

                         COMPENSATION TABLE

         Name of Person,              Aggregate Compensation
            Position                         from Fund
        -----------------              ----------------------
Leo G. Watson, Trustee                           $200
Robert L. Blackburn, Trustee                     $100
Thomas D. Rush, Trustee                           $100



                        Principal Shareholders

    As of February 6, 1997, the Fund had 688,312.518 Shares issued and outstanding. As far as the Fund is advised, the following table sets forth, as of February 6, 1997, the persons known to be beneficial owners of more than 5% of the Fund's outstanding Shares and the Shares owned by all officers and Trustees of the Fund as a group.

                                    Amount and
             Name and               Nature of
            Address of              Beneficial             Percent
         Beneficial Owner         Ownership (1)            of Class
        ------------------         -------------         -----------
Barry F. Ebert
36 S. Pennsylvania, Suite 610
Indianapolis, Indiana 46204        72,067.996               10.4%
                                    Shares (2)

Robert D. Markley
36 S. Pennsylvania, Suite 610
Indianapolis, Indiana 46204          92,990.670            13.5%
                                    Shares (3)

Butler Fairman and Seufert, Inc.
Profit Sharing and 401(k) Plan
9405 Delegates Row
Indianapolis, Indiana 46250         43,273.457             6.3%
                                     Shares

All Trustees and officers as
a group (6 persons)                118,980.449              17.3%
                                     Shares

(1) unless otherwise indicated, the persons shown have sole voting and investment power over the Shares listed.

(2) Includes 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust plan, as to which Shares Messrs. Ebert and Markley, as co-trustees, have voting control. Also includes 1,042.748 Shares owned by Mr. Ebert's wife and her IRA. Mr. Ebert disclaims beneficial ownership of Shares owned by his wife.

(3) Includes 3,801.897 Shares held in Mr. Markley's individual retirement account, 1,090.098 Shares owned by Mr. Markley's children, and 27,271.158 Shares owned by Mr. Markley's wife and her individual retirement account. Mr. Markley disclaims beneficial ownership of the Shares owned by his wife. Also includes the 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust plan referred to in footnote
    (2) above.


                Investment Advisory and Other Services

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, Heartland Capital Management, Inc., 36 South Pennsylvania, Indianapolis, Indiana 46204, furnishes continuous investment service and management to the Fund, for which it receives an annual fee, payable monthly, based on the average net asset value of the Fund, as determined by valuations made at the close of each business day. The annual fee is 8/10 of 1% of the Fund's average daily net assets. This fee is higher than that paid by most investment companies. For fiscal years 1994, 1995 and 1996 the Fund paid the Advisor pursuant to the Agreement in the aggregate amounts of $114,123, $110,245 and $126,100, respectively. Personnel of the Advisor are primarily responsible for investment decisions affecting the Fund's portfolio.


    Under the Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, executive officers and executive expenses, and bears all sales and promotional expenses of the Fund. The Fund will pay all operating expenses including but not limited to the costs of preparing and printing its Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its Shares with the Securities and Exchange Commission and in the various states, the cost of prospectuses sent to current shareholders, Share certificates and reports to shareholders, interest charges, taxes, and legal expenses. Also included are fees of Trustees who are not interested persons of the Advisor or officers or employees of the Fund, salaries of administrative or clerical personnel, auditing and accounting services, fees and expenses of any custodian, printing and mailing expenses, postage, and charges and expenses of the disbursing agents, registrar and transfer agent, including the cost of keeping all necessary Shareholder records and accounts and handling.

    The Advisor has agreed to reimburse the Fund to the extent that the Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10,000,000 of the Fund's average net assets, (ii) 1-1/2% of the next $20,000,000 of the Fund's average net assets and (iii) 1% of the Fund's average net assets in excess of $30,000,000 for each year, as determined by valuations made as of the close of each business day of the year. The Advisor shall, on a monthly basis, reimburse the Fund by offsetting against its monthly fee all expenses in excess of such sum, prorated on an annual basis.

    The Agreement is not assignable and may be terminated by either party, without penalty, on sixty (60) days notice. Unless sooner terminated, the Agreement will continue in effect as long as it is approved annually by (a) the Trustees or by a vote for a majority of the outstanding
Shares of the Fund and (b) in either case, by the affirmative vote of a majority of Trustees, who are not parties to the Agreement or "interested persons" of the Advisor, as defined in the Investment
Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting for such approval.

    The Advisor may act as an investment advisor to other persons, firms, or corporations including investment companies. Heartland Capital Management, Inc. is a registered investment advisor and has numerous advisory clients of its own, none of which, however, is a registered investment company, The Advisor was founded in January, 1984, and has never been controlled by or affiliated with any other business entity or person. On December 31, 1996, the Advisor had approximately $738 million of assets under management, but has not managed any registered investment companies other than the Fund.

    The members of the Board of Directors of the Advisor are Barry F. Ebert, who serves as a Trustee of the Fund and as President of the Advisor, and Robert D. Markley, who serves as Secretary/Treasurer and a Trustee of the Fund and as Vice President of the Advisor. Thomas F. Maurath, the President and a Trustee of the Fund, is also an employee of the Advisor. Messrs. Ebert and Markley each own more than 10% of the outstanding securities of the Advisor and collectively Messrs. Ebert, Markley and Maurath own 100% of such securities. Messrs. Ebert, Markley and Maurath are the only individuals with responsibility for making portfolio investment determinations or recommendations for the Fund.

    Each of the individuals mentioned above is involved in performing investment research for the Fund. The Advisor relies upon information supplied by the analytical staffs of various brokerage firms as well as other publications and research services. A discussion of how the Advisor allocates investment opportunities among clients and how portfolio transactions are allocated among brokers is found under "Brokerage".


    Geo. S. Olive & Co. LLC, as independent certified public accountants and auditors to the Fund, examined the financial statements of the Fund for all fiscal years beginning after December 31, 1986 including the fiscal year ended December 31, 1996 and will examine the financial statements of the Fund for the current fiscal year ending December 31, 1997.


    The custodian for the Fund's assets and the transfer and disbursing agent for the Fund is Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201.

                               Brokerage

    Portfolio brokerage transactions of the Fund are placed with those securities brokers which the Advisor believes will provide the best value in brokerage and research services for the Fund. Although some transactions involve only brokerage services, many involve research services as well.

    In valuing brokerage services, the Advisor makes a judgment as to which brokers are capable of providing a favorable net price (not necessarily the lowest commission considered alone) and a reasonable execution in a particular transaction. Reasonable execution connotes not only general competence and reliability, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions.

    In valuing research services, the Advisor makes a judgment of the usefulness of research and other information provided by a broker to the Advisor in managing the Fund's investment portfolio. In some cases, the information relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, all of which is useful to the Advisor in advising the Fund and other clients of the Advisor.


    In compensating brokers for their services, the Advisor takes into account the value of the information received for use in advising the Fund. It is understood by the Fund that other clients of the Advisor might also benefit from the information obtained. where the Fund and one or more other clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent possible, be averaged as to price and allocated equitably. In most cases, coordination and the ability to participate in volume transactions will be to the benefit of the Fund. The aggregate amount of commissions paid by the Fund for the fiscal years 1994, 1995 and 1996 were $46,931, $28,279 and $17,410, respectively.


    The Fund may not allocate brokerage solely on the basis of a recommendation to purchase securities. When feasible and practical, over-the-counter purchases and sales are transacted directly with principal market makers. Principal market makers are not paid a direct commission. They receive in payment the difference between the bid and asked prices for a particular security.


                Purchase and Redemption of Fund Shares

    As discussed in the Prospectus, application for the purchase of Shares is made to Pinnacle Fund, c/o Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201. The price per Share will be the net asset value computed after the time the application is received. (See "Determination of Net Asset Value" below.) The net asset value for a particular day is applicable to all applications for the purchase of Shares as well as all requests for the redemption of Shares received at or before that day's close of trading on the New York Stock Exchange
(the "Exchange"). The Exchange usually closes at 4:00 p.m. New York time. Applications for purchase of Shares and requests for redemption of Shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

    All applications to purchase Shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment. However, minor differences between amounts submitted and actual cost of Shares will be refunded or billed. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous to existing Shareholders.

    The Trustees of the Fund are authorized from time to time to fix upper and lower limits on the number of Shares which may be purchased.
Pursuant to this authority, the Trustees have established $1,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except through dividend or capital gain reinvestment.

    Purchases of Shares will be made in full and fractional shares, computed to three decimal places, unless the investor specifies full shares only.

    Certificates representing Shares purchased will not be issued unless the Shareholder specifically requests certificates in a separate signed written request. In no instance will certificates be issued for fractional Shares. When certificates are not requested, the Fund's transfer agent, Firstar Trust Company will credit the Shareholder's account with the number of Shares purchased. The Fund offers this service to relieve Shareholders of responsibility for safekeeping certificates and to eliminate the need for delivery of certificates in the event of redemption. Written confirmations are issued for all purchases of Shares.

    A Shareholder may require the Fund at any time to redeem his Shares in whole or in part. If Shares are represented by certificates, redemption is accomplished by delivering to the Fund's transfer agent, Firstar Trust Company, the certificate for the full Shares to be redeemed. The certificate must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by a bank or by a member firm of the Exchange. A notary public or a savings and loan association is not an acceptable guarantor. If certificates have not been issued, redemption is accomplished by delivering a signed written request for redemption. If the account is owned jointly, both owners must sign. Redemption cannot be accomplished by telephoning or telegraphing the Fund. The redemption price is the net asset value next computed after the time of the receipt of the certificates or written request in the proper form set out above.

    If there is doubt as to what is necessary in order to redeem Shares, please write or call the Fund's transfer agent, Firstar Trust Company (P. O. Box 701, Milwaukee, Wisconsin 53201; telephone number 414-765-4124) prior to submitting the redemption request. No redemption request will become effective until all documents have been received in proper form by the transfer agent.

    All redemptions will be processed immediately upon receipt and the Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption (see "Determination of Net Asset Value" below) and may be more or less than the cost of Shares redeemed. Payment for Shares redeemed will be made within seven (7) days after redemption and will be made in cash only. There is no redemption charge.

    The right of redemption may be suspended for any period during which the Exchange is closed other than customary weekend and holiday closings, and may be suspended for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or the Commission has by order permitted such suspension, or the Commission has determined that an emergency exists and, therefore, it is not reasonably practical for the Fund to dispose of its securities nor to fairly determine the value of its net assets.


                        Transfer of Fund Shares

    Shares of the Fund may be transferred in much the same manner as they are redeemed. If Shares are represented by certificates, the certificates representing the Shares to be transferred must be delivered to the Fund, c/o Firstar Trust Company, P.0. Box 701, Milwaukee, Wisconsin 53201. The Fund is not bound to record any transfer on the transfer books maintained by Firstar Trust Company until all required documents have been received by it.


                   Determination of Net Asset Value

    The net asset value of a Share of the Fund is determined by dividing the total value of the net assets of the Fund by the total number of full and fractional Shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The net asset value is determined as of the close of trading on the Exchange on each day the Exchange is open for trading and on any other day in which a significant degree of trading in the Fund's portfolio securities materially affects the net asset value of a Share of the Fund.

    Securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Other securities will be valued at the closing bid price. Any securities for which there are not readily available market quotations will be valued at fair value, as determined in good faith by the Trustees. Short-term securities with over 60 days to maturity are valued at market value, those under 60 days to maturity are valued at amortized cost. Odd lot differentials and brokerage commissions will be excluded in calculating values. All assets other than securities will be valued at their then current fair value as determined in good faith by the Trustees.


                              Tax Status

    During the current taxable year and in future years, the Fund intends to qualify under the provisions of Subchapter M of the Internal Revenue Code which is applicable to investment companies.

    Upon qualifying under the federal tax laws related to investment companies, the Fund will not be subject to federal taxes on income or capital gains distributed to the Shareholders. Upon so qualifying, distributions designated as "capital gain distributions" (meaning the excess of net long-term capital gains over net short-term capital losses) will be taxable to Shareholders as long-term capital gains, regardless of the length of time shares of the Fund have been held. Distributions of the excess of net short-term gains over the net long-term capital losses and distributions from net investment income will be taxable as ordinary income to Shareholders. The federal tax treatment will be the same whether distributions are made in cash or reinvested in additional Shares of the Fund. If the Fund does not qualify for such preferential tax treatment in any fiscal year, it will be taxed as an ordinary corporation with the result that net asset value per Share may be adversely affected.

    Distributions of the Fund's net investment income will normally be made by the end of January. Capital gains distributions, if any, will ordinarily also be made by the end of January. It is possible that the Fund will declare a dividend in October, November or December payable to Shareholders as of a specified date in such months, and will actually pay the dividend in January of the following year. In that case, Shareholders will be required to report the amount of the dividend as income in the year in which the dividend was declared even though the dividend is not received until the following January.

    Since at the time of purchase of Shares the Fund may have undistributed income or capital gains included in the computation of the net asset value per share, a dividend or capital gains distribution received shortly after such purchase by a Shareholder may be taxable to the Shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per Share.

    Distributions from net investment income are taxable as ordinary income to Shareholders and are eligible in whole or in part for the 70% inter-corporate "dividends received" deduction. Shareholders will be advised as to any distributions not so eligible for the "dividends received" deduction. Distributions may be also subject to state and/or local income tax in states having such taxes.

    IT IS RECOMMENDED THAT INVESTORS CONSULT WITH THEIR PERSONAL TAX ADVISOR IN EVALUATING THEIR INDIVIDUAL TAX SITUATION.

    The Fund is required to deduct and withhold income tax from a distribution payment at a 31 percent rate if:

       (1) The Shareholder fails to furnish his/her taxpayer identification number to the Fund;

       (2) The IRS notifies the Fund that the taxpayer identification number furnished by the Shareholder is incorrect;

       (3) The IRS notifies the Fund that the backup withholding should be commenced because the Shareholder has failed to properly report interest or dividend income; or

       (4) When required to do so, the Shareholder fails to certify, under penalties of perjury, that he/she is not subject to backup withholding.


Calculation of Performance Data


The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of the investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted for stock splits, and assuming the reinvestment of all dividends and distributions. The Fund's average annual total returns for the periods ended December 31, 1996, are as follows:

        One Year       Five Years          Ten Years

           22.5%          10.9%               13.9%



                     Independent Auditor's Report

To the Board of Trustees
    and Shareholders of
    Pinnacle Fund

We have audited the accompanying statement of assets and liabilities of Pinnacle Fund, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Geo. S. Olive & Co. LLC

Indianapolis, Indiana
February 5, 1997



PINNACLE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


Assets
  Investments at value:
    Common stock (cost $10,918,785) . . .         $15,784,038
    Short-term notes (cost $727,525). . .             727,525
                                                  -----------
                                                                $16,511,563
  Dividends and interest receivable . . .                            20,406
                                                                -----------
             TOTAL ASSETS                                        16,531,969


LIABILITIES
Payables:
  Investment advisory fee . . . . . . . .              11,250
  Custodian fee . . . . . . . . . . . . .               3,512
  Accrued expenses. . . . . . . . . . . .              25,666
  Other payable . . . . . . . . . . . . .                 600
                                                    ---------
             TOTAL LIABILITIES                                       41,028
                                                                  ---------

NET ASSETS equivalent to $23.96 per share
    for 688,312.518 shares outstanding
    unlimited authorization, no par value;
    offering price equal to net asset value
    per share). . . . . . . . . . . . . .                       $16,490,941
                                                                 ==========
See notes to financial statements.


PINNACLE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 1996

INVESTMENT INCOME
  Income
    Dividends . . . . . . . . . . . . . .         $   162,871
    Interest. . . . . . . . . . . . . . .              46,978
                                                  -----------
        Total income. . . . . . . . . . .                       $   209,849

Expenses:
  Investment advisory fee . . . . . . . .             126,100
  Custodian fees. . . . . . . . . . . . .              24,645
  Legal and audit . . . . . . . . . . . .              19,143
  Trustees' fees. . . . . . . . . . . . .                 400
  Printing and postage. . . . . . . . . .               1,465
  Gross income taxes. . . . . . . . . . .               2,492
  Other . . . . . . . . . . . . . . . . .               7,158
                                                  -----------
      Total expenses. . . . . . . . . . .                           181,403
                                                              -------------
      Net investment income . . . . . . .                            28,446
                                                              -------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
    Realized gain from security transactions
      (excluding short-term notes):
      Proceeds from sales . . . . . . . .           8,333,536
      Cost of securities sold . . . . . .           6,191,944
                                                 ------------
      Net realized gain from security
        transactions. . . . . . . . . . .                         2,141,592
                                                               ------------
    Unrealized appreciation of investments:
      End of year . . . . . . . . . . . .           4,865,253
      Beginning of year . . . . . . . . .           3,896,257
                                                 ------------
         Change in unrealized appreciation of
            investments . . . . . . . . .                           968,996
                                                               ------------
          Net gain on investments . . . .                         3,110,588
                                                               ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . .                        $3,139,034
                                                               ============
See notes to financial statements.

PINNACLE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended       December 31
                                                 1996               1995
                                               -----------       -----------
Operations:
  Net investment income . . . . . . .         $     28,446      $    61,362
  Net realized gain from security
    transactions. . . . . . . . . . .            2,141,590        1,685,959
  Change in unrealized appreciation
    of investments. . . . . . . . . .              968,996        2,467,377
                                                 -----------     ----------
    Increase in net assets from
      operations. . . . . . . . . . .            3,139,034        4,214,698
                                                 -----------     ----------
Distributions to Shareholders From:
  Net investment income . . . . . . .              (30,714)         (62,118)
  Net realized gains from security
    transactions. . . . . . . . . . .           (2,139,158)      (1,684,738)
                                                 -----------      ----------
    Decrease in net assets from distr-
      ibutions to shareholders. . . .           (2,169,872)      (1,746,856)
                                                 -----------      ----------
Capital Share Transactions:
  Proceeds from sales of shares . . .            1,009,745          960,552
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions . . .            2,075,804        1,628,635
  Cost of shares redeemed . . . . . .           (2,236,681)      (3,398,320)
                                                 -----------      ----------
     Increase (decrease) in net assets
      from capital share transactions              848,868         (809,133)
                                                 -----------      ----------
     Total increase in net assets . .            1,818,030        1,658,709

Net Assets, Beginning of Year . . . .           14,672,911       13,014,202
                                                 -----------     ----------
Net Assets, End of Year including
  (excess of distributions over) net
  investment income of $(2,549) and
  $(281), respectively) . . . . . . .          $16,490,941      $14,672,911
                                               ===========      ===========
See notes to financial statements.


PINNACLE FUND
SCHEDULE OF INVESTMENTS
December 31, 1996

                                                  Shares    Market Value
                  COMMON STOCKS                 ---------   --------------

BANKS & FINANCE (8.30%)
   Bankamerica Corporation. . . . . . . .              3,650       364,087
   Chase Manhattan Corporation. . . . . .              3,900       348,075
   Federal National Mortgage Association              12,000       447,000
   Heritage Financial Services, Inc.. . .             10,000       212,500
                                                                 ---------
                                                                 1,371,662
                                                                 ---------
BUSINESS SERVICES (8.73%)
  Ceridian Corporation. . . . . . . . . .              8,200       332,100
  Electronic Data Systems Corporation . .              6,800       294,100
  First Data Corporation. . . . . . . . .             12,000       438,000
  GTE Corporation                                      8,300       377,650
                                                                 ---------
                                                                 1,441,850
                                                                 ---------
CAPITAL GOODS (13.63%)
  Allied Signal, Inc. . . . . . . . . . .              5,300       355,100
  Emerson Electric Company. . . . . . . .              4,800       464,400
  General Electric Company. . . . . . . .              5,700       563,588
  Ingersoll Rand Company. . . . . . . . .              7,600       338,200
  Tyco International Ltd. . . . . . . . .             10,000       528,750
                                                                 ---------
                                                                 2,250,038
                                                                 ---------
CHEMICALS (5.22%)
  Dupont E I DeNemours & Company. . . . .              3,500       330,313
  Monsanto Company. . . . . . . . . . . .             13,675       531,615
                                                                 ---------
                                                                   861,928
                                                                 ---------
COMMUNICATIONS (2.81%)
  *  Worldcom, Inc. . . . . . . . . . . .             17,800       463,913
                                                                 ---------

COMPUTER SYSTEMS & SOFTWARE (14.34%)
  *  Cisco Systems, Inc.. . . . . . . . .              6,900       439,013
      Intel Corporation . . . . . . . . .              2,600       340,438
  *  Microsoft Corporation. . . . . . . .              8,000       661,000
  *  Oracle Corporation . . . . . . . . .              7,900       329,824
  *  Sterling Commerce, Inc.. . . . . . .             10,829       381,722
  *  Sterling Software, Inc.. . . . . . .              6,800       215,050
                                                                 ---------
                                                                 2,367,047
                                                                 ---------
CONSUMER SERVICES (5.03%)
  *  CUC International, Inc.. . . . . . .             15,985       379,644
      Service Corporation International               16,100       450,800
                                                                 ---------
                                                                   830,444
                                                                 ---------
CONSUMER STAPLES (2.42%)
  Coca-Cola Company . . . . . . . . . . .              7,600       399,950
                                                                 ---------
ENERGY (5.30%)
  Mobil Corporation . . . . . . . . . . .              3,400       415,650
  Schlumberger Ltd. . . . . . . . . . . .              4,600       459,425
                                                                 ---------
                                                                   875,075
                                                                 ---------
HEALTH CARE (18.76%)
  *  Amgen, Inc.. . . . . . . . . . . . .              8,000       435,000
  *  Boston Scientific Corporation. . . .              7,700       462,000
      Cardinal Health, Inc. . . . . . . .              9,150       532,987
  *  Medpartners, Inc.. . . . . . . . . .             13,189       276,969
      Merck & Company, Inc. . . . . . . .              6,800       538,900
      Pfizer, Inc.. . . . . . . . . . . .              6,300       522,113
      Warner Lambert Company. . . . . . .              4,400       330,000
                                                                 ---------
                                                                 3,097,969
                                                                 ---------
INSURANCE (8.98%)
  American International Group, Inc.. . .              4,650       503,362
  Conseco, Inc. . . . . . . . . . . . . .              6,900       439,875
  MGIC Investment Corporation
    Wisconsin . . . . . . . . . . . . . .              7,100       539,600
                                                                 ---------
                                                                 1,482,837
                                                                 ---------
RETAIL (2.07%)
  Sears Roebuck & Company . . . . . . . .              7,400       341,325
                                                                 ---------

TOTAL COMMON STOCKS (95.59%). . . . . . .                       15,784,038
                                                                 ---------
SHORT-TERM NOTES (4.41%)
  Johnson Controls, Inc. (5.80%). . . . .            432,886       432,886
  Wisconsin Electric Power Corp. (5.78%)  294,639    294,639
                                                                 ---------
TOTAL SHORT-TERM NOTES. . . . . . . . . .                          727,525
                                                                 ---------
TOTAL INVESTMENTS . . . . . . . . . . . .                      $16,511,563
                                                                ==========

*  Non-income producing security.


PINNACLE FUND
FINANCIAL HIGHLIGHTS

                                                             Year Ended December 31
                                                         -------------------------------
                                                     1996    1995    1994           1993     1992
                                                   -------  ------  ------        -------   ------
Selected data for each share outstanding
  throughout the period is as follows:
  Net asset value, beginning of period              $22.47  $18.83  $21.15         $21.83   $22.14
                                                   -------  ------  ------         ------   ------
Income from Investment Operations
    Net investment income                              .05     .11     .09            .10      .13

    Net gains or losses on securities
      (both realized and unrealized)                  5.04    6.54   (.34)            .62    (.29)
                                                   -------  ------  ------         ------   ------
         Total from investment operations             5.09    6.65   (.25)            .72    (.16)
                                                   -------  ------  ------         ------   ------
    Dividends (from net investment income)           (.05)   (.11)   (.09)          (.10)    (.13)
                                                   -------  ------  ------         ------   ------
    Distributions (from capital gains)              (3.55)  (2.90)  (1.98)         (1.30)    (.02)
                                                   -------  ------  ------         ------   ------

Net Asset Value, End of Period                      $23.96  $22.47  $18.83         $21.15   $21.83
                                                   ======= ======= =======        =======  =======
Total Return                                         22.5%   35.4%  (1.1)%           3.3%    (.7)%
                                                   ======= ======= =======        =======  =======
Ratios/Supplemental Data (in thousands)
    Net assets, end of period                      $16,491         $14,673        $13,014    $15,135           $14,721
                                                   ======= ======= =======        =======  =======
    Ratio of expenses to average net
      assets                                         1.16%   1.14%   1.15%          1.17%    1.18%
                                                   ======= ======= =======        =======  =======
    Ratio of net income to average net
      assets                                          .18%    .44%    .41%           .46%     .67%
                                                   ======= ======= =======        =======  =======
    Portfolio turnover rate                         44.07%  68.48%  91.01%         85.35%   33.26%
                                                   ======= ======= =======        =======  =======
    Average commission rate paid                    $.0606  $.0590
                                                   ======= =======
See notes to financial statements.

PINNACLE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization Pinnacle Fund (the "Fund") was formed as a business trust under the laws of the state of Indiana on December 19, 1984, and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund invests primarily in common stocks as well as some money market and fixed income investments. The Fund is licensed to sell shares in Indiana, Ohio and Michigan. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues, expenses, gains, losses and other changes in net assets during the reporting period. Actual results could differ from those estimates.

Investment Valuation Securities traded on a national exchange are valued at their last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the last reported bid price. Securities for which there are no readily available market quotations are valued at their fair value as determined in good faith by the Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates current market value. The cost of investments is the same for financial reporting and federal income tax purposes.

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the specific-identification method for financial reporting and federal income tax purposes. Dividends from equity securities are recorded as income on the ex-dividend date. Interest income from debt securities is accrued on a daily basis.

Federal Income Taxes It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. On such basis, the Fund has not incurred and, under present law, will not incur any liabilities for income taxes on such income.

Distributions to Shareholders Distributions in cash or shares of the Fund are recorded on the ex-dividend date. Distributions payable in shares of the Fund are made at net asset value on the ex-dividend date.



PINNACLE FUND
NOTES TO FINANCIAL STATEMENTS


NOTE 2 - INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES:

Under an investment advisory agreement with the Fund, Heartland Capital Management, Inc. ("Advisor") provides investment advisory services and certain other services and facilities required by the Fund to conduct its business. For such services, the Fund pays an annual investment advisory fee equal to .80% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $126,100.

The Advisor has agreed to reimburse the Fund to the extent annual operating expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10 million of the Fund's average net assets, (ii) 1 1/2% of the next $20 million of such assets, and (iii) 1% of any excess over $30 million. Reimbursement was not required for the year ended December 31, 1996.

Three officers/trustees of the Fund are also officers, directors, and principal shareholders of the Advisor. The Advisor's profit sharing trust is a shareholder of the Fund.

NOTE 3 - PURCHASE OF SECURITIES

For the year ended December 31, 1996, the aggregate cost of securities purchased, exclusive of short-term notes, amounted to $6,539,055.


NOTE 4 - SHARE AND OTHER CAPITAL TRANSACTIONS

At December 31, 1996, paid-in capital aggregated $11,639,596.
Transactions in shares of the Fund were as follows:

                                        Shares               Amount
                                     --------------       -------------
                                   1996        1955       1996       1995
                                   -------    -------    --------   -------
Shares sold                      40,025.901  46,067.691  $1,009,745   $960,552
Shares issued in reinvest-
  ment of dividends and
  distributions                  85,424.031  72,902.202   2,075,804  1,628,635
                                 ----------  ----------   ---------  ---------
                                125,449.932 118,969.893   3,085,549  2,589,187
Shares redeemed                  90,239.226 157,063.618   2,236,681  3,398,320
                                 ----------  ----------   ---------  ---------
Net increase (decrease)          35,210.706(38,093.725)  $  848,868 $(809,133)
                                  =========  ==========   =========  =========

On December 27, 1996, the Board of Trustees declared a dividend from net investment income and a distribution of net realized gains from security transactions. The dividend of $.051 and the distribution of $3.552 were paid December 30, 1996 to each shareholder of record on December 27, 1996.



                                                                PINNACLE
                                                                    FUND

______________________________________________________________________


                                                            STATEMENT OF
                                                  ADDITIONAL INFORMATION



Investment Advisor
HEARTLAND CAPITAL MANAGEMENT, INC.
Indianapolis 317/633-4080

Custodian, Transfer Agent and
Disbursing Agent
FIRSTAR TRUST COMPANY
Milwaukee 414/765-4124

Auditors
GEO. S. OLIVE & CO. LLC
Indianapolis

Counsel
SOMMER & BARNARD, PC
Indianapolis




                                 PART C

                           OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

      (a)    Financial Statements.

             The Registrant has included in Part B of this Registration Statement the following financial statements examined by Geo. S. Olive & Co. LLC, independent public accountants:

             1.    Independent Auditor's Report.

             2.    Statement of Assets and Liabilities as of December 31,
                   1996.

             3.    Statement of Operations for the Year Ended December
                   31, 1996.

             4. Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1995.

             5.    Schedule of Investments as of December 31, 1996.

             6.    Selected Per Share Data and Ratios.

             7.    Notes to Financial Statements.

      (b)    Exhibits.

             (1) Agreement and Declaration of Trust of Pinnacle Fund dated December 19, 1984 is incorporated by reference to Exhibit 1 of the Registration Statement on Form N-1A filed on March 6, 1985.

             (2) Code of By-laws of Pinnacle Fund is incorporated by reference to Exhibit 2 of the Post-Effective Amendment No. 2 to Registration Statement on Form N-1A filed on March 24, 1987.

             (4)   Certificate of Share of Beneficial Interest of
                   Pinnacle Fund is incorporated by reference to Exhibit 4 of the Post-Effective Amendment No. 2 to
                   Registration Statement on Form N-1A filed on March 24,
                   1987.

             (5) Investment Advisory Agreement by and between Pinnacle Fund and Heartland Capital Management, Inc. is incorporated by reference to Exhibit 5 of the Registration Statement on Form N-1A filed on March 6, 1985.

             (8) Custodian Agreement by and between First Wisconsin Trust Company and Pinnacle Fund is incorporated by reference to Exhibit 8 of the Registration Statement on Form N-1A filed on March 6, 1985.

             (10)* Opinion of Sommer & Barnard, PC.

             (11)* Consent of Geo. S. Olive & Co. LLC, Independent Public
                   Accountants.

             (13) Initial Subscription to Shares of Beneficial Interest in Pinnacle Fund is incorporated by reference to
                   Exhibit 13 of the Registration Statement on Form N-1A filed on March 6, 1985.

             (14) The Individual Retirement Account plan made available by Registrant is incorporated by reference to Exhibit 14 of the Registration Statement on Form N-1A filed on March 6, 1985.

             (16)* Schedule for Computation of Performance Quotations.

             (17)* Financial Data Schedule.

*    Filed herewith.


Item 25.     Persons Controlled by or Under Common Control With
             Registrant.

      As of February 6, 1997, the Fund had 688,312.518 Shares issued and outstanding. As far as the Fund is advised, the following table sets forth, as of February 6, 1997, the persons known to be beneficial owners of more than 5% of the Fund's outstanding shares and the Shares owned by all officers and Trustees of the Fund as a group.

                                         Amount and
             Name and                      Nature

            Address of                    Nature of           Percent
         Beneficial Owner              Ownership (1)          of Class
        ------------------            ----------------      ------------

Barry F. Ebert
36 S. Pennsylvania, Suite 610
Indianapolis, Indiana 46204       72,067.996 Shares(2)              10.4%

Robert D. Markley
36 S. Pennsylvania, Suite 610
Indianapolis, Indiana 46204       92,990.670 Shares(3)              13.5%

Butler Fairman and Seufert, Inc.
Profit Sharing and 401(k) Plan
9405 Delegates Row
Indianapolis, Indiana 46250       43,273.457 Shares                  6.3%

All Trustees and officers as
a group (6 persons)               118,980.449 Shares                17.3%

(1) unless otherwise indicated, the persons shown have sole voting and investment power over the Shares listed.

(2) Includes 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust plan, as to which Shares Messrs. Ebert and Markley, as co-trustees, have voting control. Also includes 1,042.748 Shares owned by Mr. Ebert's wife and her IRA. Mr. Ebert disclaims beneficial ownership of Shares owned by his wife.

(3) Includes 3,801.897 Shares held in Mr. Markley's individual retirement account, 1,090.098 Shares owned by Mr. Markley's children, and 27,271.158 Shares owned by Mr. Markley's wife and her individual retirement account. Mr. Markley disclaims beneficial ownership of the Shares owned by his wife. Also includes the 60,827.427 Shares owned by the Heartland Capital Management, Inc. Profit Sharing Trust plan referred to in footnote (2) above.


Item 26.  Number of Holders of Securities.

     As of February 6, 1997, there were the following number of record holders of Shares in the Fund:

     Title of Class                     Number of Record Holders
     --------------                     ------------------------
Shares of Beneficial Interest                   366


Item 27.  Indemnification.

     Section 5.3 of Article V of the Declaration and Agreement of Trust of Pinnacle Fund dated December 19, 1984, and Section 6 of Article VII of the Fund's Code of By-laws, provides as follows:

          "Indemnification. Any person (and his heirs, executors and administrators) shall be indemnified by the Pinnacle Fund ("Trust") against reasonable costs and expenses (including judgments, amounts paid in settlement and fees and expenses of counsel and experts) incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being, or having been a Trustee, Officer or employee of the Trust, or of another Person if the Trust requested him to serve as such, except in relation to any actions, suits or proceedings in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves such person of liability to the Trust or its Shareholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each such person (and his heirs, executors and administrators) shall be indemnified by the Trust against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination made by a written opinion of independent counsel that such person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by independent counsel and the payments of amounts by the Trust on the basis thereof shall not prevent a Shareholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which such persons may be entitled according to law."


Item 28.  Business and Other Connections of Investment Advisor.

     Heartland Capital Management, Inc. (the "Advisor") serves as the investment advisor to the Registrant. Organized in January 1984, the Advisor is a registered investment advisor and acts as investment advisor to numerous persons and corporations. As of December 31, 1996, the Advisor managed approximately $738 million of assets.

Item 29.  Principal Underwriters.  None.

Item 30.  Location of Accounts and Records.

     The accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") will be maintained at the offices of Heartland Capital Management, Inc., 36 South Pennsylvania, Suite 610, Indianapolis, Indiana 46204, and Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201.

Item 31.  Management Services.  None.

Item 32.  Undertakings.

     (a) Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in response to Item 27 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis, and State of Indiana on the 7th day of April, 1997, and hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement pursuant to Rule 485(b) promulgated under the Securities Act of 1933.


                                        Pinnacle Fund
                                        --------------------------
                                        Registrant



                              By: /s/ Thomas F. Maurath
                                  ------------------------------
                                   Thomas F. Maurath, President
                                    and Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 7, 1997.


Signature                                  Title
---------                                  ------



____________________________________       President, Trustee
Thomas F. Maurath                          (Principal Executive Officer)

____________________________________       Secretary, Treasurer and
Robert D. Markley                          Trustee (Principal Financial
                                           and Accounting Officer)

____________________________________       Trustee
Barry F. Ebert


____________________________________       Trustee
Leo G. Watson


___________________________________        Trustee
Robert L. Blackburn


____________________________________       Trustee
Thomas D. Rush


                             EXHIBIT INDEX

                                                               Page No.
                                                               in Manually
        Exhibit                                               Signed Copy
        -------                                                ------------

(1) Agreement and Declaration of Trust of Pinnacle Fund dated December 19, 1984 is incorporated by reference to Exhibit 1 of the Registration Statement on Form
        N-1A filed on March 6, 1985.

(2) Code of By-laws of Pinnacle Fund is incorporated by reference to Exhibit 2 of the Post-Effective
        Amendment No. 2 to Registration Statement on Form
        N-1A filed on March 24, 1987.

(4)     Certificate of Share of Beneficial Interest of
        Pinnacle Fund is incorporated by reference to Exhibit
        4 of the Post-Effective Amendment No. 2 to
        Registration Statement on Form NlA filed on March 24,
        1987.

(5)     Investment Advisory Agreement by and between Pinnacle
        Fund and Heartland Capital Management, Inc. is incorporated by reference to Exhibit 5 of the Registration Statement on Form N-1A filed on March 6,
        1985.

(8)     Custodian Agreement by and between First Wisconsin
        Trust Company and Pinnacle Fund is incorporated by reference to Exhibit 8 of the Registration Statement on Form N-1A filed on March 6, 1985.

(10)*   Opinion and Consent of Sommer & Barnard, PC.             _______

(11)*   Consent of Geo. S. Olive & Co. LLC, Independent
        Public Accountants.                                      _______

(13) Initial Subscription to Shares of Beneficial Interest in Pinnacle Fund is incorporated by reference to
        Exhibit 13 of the Registration Statement on Form
        N-1A filed on March 6, 1985.

(14) The Individual Retirement Account plan made available by Registrant is incorporated by reference to Exhibit
        14 of the Registration Statement on Form N-1A filed on March 6, 1985.

(16)*   Schedule for Computation of Performance Quotations       _______

(17)*   Financial Data Schedule                                  _______





*    Filed herewith.